UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 19, 2008

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d) On August 19, 2008, the Board of Directors of the company elected Michael J. Merriman, Jr. as a director of Nordson Corporation. Mr. Merriman was designated as member of the class of directors whose terms expires in 2009. Mr. Merriman was also appointed to serve as a member of the Compensation Committee.

Effective with his election, Mr. Merriman was granted the equivalent of $14,000 in restricted shares of Nordson common stock pursuant to the Amended and Restated Nordson Corporation Long-Term Performance Plan. This grant, which is effective August 26, 2008, represents a pro-rata portion of the equity element of compensation for non-employee Nordson directors for fiscal 2008. The number of shares of common stock will be determined in reference to the closing price of Nordson Common Shares reported on the NASDAQ Global Select Market on August 26, 2008. Mr. Merriman will also receive a cash payment of $11,000 representing a pro-rata portion of the non-employee directors’ annual cash retainer of $55,000. As is the case with all our directors, Mr. Merriman will be reimbursed for travel expenses incurred in connection with board meetings.

In accordance with the company's customary practice, the company is entering into an indemnification agreement with Mr. Merriman, the form of which is referenced in Item 15 (a)(3), Exhibit 10(c) of the Company’s Form 10-K Annual Report for 2007 filed with the Securities and Exchange Commission.

There is no family relationship between Mr. Merriman and any director or executive officer of the company. Additional biographical and other information about Mr. Merriman required to be included in this Item 5.02(d) is incorporated by reference to the press release filed as Exhibit 99.1 to this report.

As of the date of this report, Mr. Merriman has not entered into any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

c.) Exhibits

99.1 Press release dated August 19, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

August 25, 2008	By:	Robert E. Veillette

Name: Robert E. Veillette
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Nordson Corporation dated August 19, 2008